Exhibiit 31.1




                         THE WILLOWBRIDGE FUND, L.P.


                          CERTIFICATION PURSUANT TO
                               SECTION 302 OF
                       THE SARBANES-OXLEY ACT OF 2002


I, Robert Lerner certify that:

1) I have reviewed this quarterly report on Form 10-Q of The Willowbridge Fund, L.P.

2) Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3) Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this quarterly report;

4) I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and I have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5) I have disclosed, based on any my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the general partner of the registrant:


          a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

         b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date     November 10, 2003



/s/ Robert L. Lerner
-------------------------------------------------
President of Ruvane Investment Corporation,
the general partner of The Willowbridge Fund, L.P.